Exhibit 99.1

NEWS RELEASE

FOR IMMEDIATE RELEASE	Media contact:
February 11, 2015	Bob Varettoni
908-559-6388
robert.a.varettoni@verizon.com

Verizon Announces Exchange Offers for Certain Outstanding Notes From Eligible Holders

NEW YORK — Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ; LSE: VZC) today announced the commencement of seven separate private offers to exchange (the “Exchange Offers”) specified series of debt securities issued by Verizon and by GTE Corporation (a subsidiary of Verizon) (collectively, the “Old Notes”) for new debt securities to be issued by Verizon (the “New Notes”) and, in the case of the 6.94% debentures due 2028 of GTE Corporation (the “GTE Debentures”), cash in accordance with the terms of the Exchange Offers.

The Exchange Offers consist of the following:

(a)	an offer to exchange the 5.15% notes due 2023 of Verizon for new notes due 2036 of Verizon (the “New Notes due 2036”), provided that the principal amount of New Notes due 2036 to be issued in such Exchange Offer on an aggregate basis shall not exceed $3,000,000,000 (the “2036 Maximum Exchange Amount”) (the “2036 Exchange Offer”);

(b)	(i) an offer to exchange the 6.90% notes due 2038 of Verizon;

(ii) an offer to exchange the 6.40% notes due 2038 of Verizon;

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(iii)	an offer to exchange the 6.40% notes due 2033 of Verizon;

(iv)	an offer to exchange the 6.25% notes due 2037 of Verizon; and

(v)	an offer to exchange the GTE Debentures,

in each case, for new notes due 2048 of Verizon (the “New Notes due 2048”) and, in the case of the GTE Debentures, cash, provided that the principal amount of New Notes due 2048 to be issued in such Exchange Offers on an aggregate basis shall not exceed $4,500,000,000 (the “2048 Maximum Exchange Amount”) (collectively, the “2048 Exchange Offers”); and

(c) an offer to exchange the 6.55% notes due 2043 of Verizon for new notes due 2055 of Verizon (the “New Notes due 2055”), provided that the principal amount of New Notes due 2055 to be issued in such Exchange Offer on an aggregate basis shall not exceed $5,000,000,000 (the “2055 Maximum Exchange Amount”) (the “2055 Exchange Offer”). Each of the 2036 Maximum Exchange Amount, the 2048 Maximum Exchange Amount and the 2055 Maximum Exchange Amount is referred to herein as a “Maximum Exchange Amount.”

The Exchange Offers are being conducted by Verizon upon the terms and subject to the conditions set forth in a confidential offering memorandum, dated February 11, 2015 (the “Offering Memorandum”).

The table below lists the series of Old Notes included in the 2036 Exchange Offer:

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Exchange Price(1)(2)
92343VBR4	5.15% notes due 2023	$11,000,000,000	2.250% due 11/15/24	FIT1	+108	$1,155.47

The table below lists the series of Old Notes included in the 2048 Exchange Offers:

								Composition of Hypothetical Total Exchange Price
CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Acceptance Priority Level	Hypothetical Total Exchange Price(2)(3)	Cash Amount(4)	Hypothetical New Notes Amount(1)
92343VAP9	6.90% notes due 2038(5)	$1,250,000,000	3.125% due 8/15/44	FIT1	+178	1	$1,370.92	N/A	$1,370.92
92343VAK0	6.40% notes due 2038(5)	$1,750,000,000	3.125% due 8/15/44	FIT1	+178	2	$1,297.21	N/A	$1,297.21
92343VBS2	6.40% notes due 2033(5)	$4,355,455,000	3.125% due 8/15/44	FIT1	+153	3	$1,297.80	N/A	$1,297.80
92343VAF1	6.25% notes due 2037(5)	$750,000,000	3.125% due 8/15/44	FIT1	+167	4	$1,287.77	N/A	$1,287.77
362320BA0	6.94% debentures due 2028(6)	$800,000,000	3.125% due 8/15/44	FIT1	+132	5	$1,311.69	$100.00	$1,211.69

The table below lists the series of Old Notes included in the 2055 Exchange Offer:

CUSIP Number	Title of Security	Principal Amount Outstanding	Reference U.S. Treasury Security	Bloomberg Reference Page	Fixed Spread (basis points)	Hypothetical Total Exchange Price(1)(2)
92343VBT0	6.55% notes due 2043	$10,669,606,000	3.125% due 8/15/44	FIT1	+183	$1,349.33

(1)	Payable in principal amount of the applicable series of New Notes per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date (as defined below) and accepted for exchange.

(2)

Hypothetical Total Exchange Price (as defined below) is based on the fixed spread for the applicable series of Old Notes to the yield of the Reference U.S. Treasury Security for that series as of 11:00 a.m. (New York City time) on February 10, 2015. The information provided in the above tables is for illustrative purposes only. Verizon makes no representation with respect to the actual consideration that may be paid, and such amounts may be greater or less than those shown in the above

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table depending on the yield of the applicable Reference U.S. Treasury Security as of the Price Determination Date (as defined below). Eligible Holders (as defined below) who validly tender Old Notes of any particular series after the Early Participation Date, but at or prior to the Expiration Date (as defined below), will receive the Total Exchange Price for such series minus an early participation payment, which is equal to $50.00 of principal amount of the applicable series of New Notes per each $1,000 principal amount of the applicable series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange (the “Early Participation Payment”).

(3)	Payable in principal amount of the applicable series of New Notes (and in the case of the GTE Debentures, in a combination of New Notes due 2048 and the Cash Amount (as defined below)) per each $1,000 principal amount of the specified series of Old Notes validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.

(4)	Cash payment payable as a portion of the Total Exchange Price equal to $100.00 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange (the “Cash Amount”). The Cash Amount excludes accrued and unpaid interest on the GTE Debentures, which will be payable in addition to the applicable Total Exchange Price. The balance of the Total Exchange Price for the GTE Debentures is payable in principal amount of New Notes due 2048 per each $1,000 principal amount of GTE Debentures validly tendered and not validly withdrawn at or prior to the Early Participation Date and accepted for exchange.

(5)	Issued by Verizon.

(6)	Issued by GTE Corporation, a subsidiary of Verizon.

The purpose of the Exchange Offers is (i) to extend the maturity of the debt obligations associated with the Old Notes during a time of favorable market conditions, (ii) move the debt obligations associated with the GTE Debentures from GTE Corporation to Verizon and (iii) more evenly distribute the amount of principal due on Verizon’s debt securities over time.

Subject to the terms and conditions of the 2036 Exchange Offer and the 2055 Exchange Offer, we will accept for exchange the Old Notes validly tendered in the 2036 Exchange Offer and the 2055 Exchange Offer, respectively, subject to the 2036 Maximum Exchange Amount and 2055 Maximum Exchange Amount, as applicable. If the 2036 Maximum Exchange Amount or the 2055 Maximum Exchange Amount is not adequate to permit the acceptance for exchange of all of the validly tendered and not validly withdrawn Old Notes for the 2036 Exchange Offer or the 2055 Exchange Offer, respectively, we will allocate the applicable Maximum Exchange Amount among the aggregate principal amount of such Old Notes on a pro rata basis.

Subject to the terms and conditions of the 2048 Exchange Offers, we will accept for exchange the Old Notes of any series validly tendered in the 2048 Exchange Offers in accordance with the applicable “Acceptance Priority Level” (in numerical priority order) for such series as set forth in the table for the 2048 Exchange Offers above (each, an “Acceptance Priority Level”), with Acceptance Priority Level 1 being the highest priority level. Subject to the 2048 Maximum Exchange Amount, all Old Notes validly tendered in the 2048 Exchange Offers that have a higher Acceptance Priority Level will be accepted for exchange before any validly tendered Old Notes in the 2048 Exchange Offers that have a lower Acceptance Priority Level are accepted. If the remaining available portion of the 2048 Maximum Exchange Amount is not adequate to permit the acceptance for exchange of all of the validly tendered Old Notes having a particular Acceptance Priority Level, we will allocate such available 2048 Maximum Exchange Amount among the aggregate principal amount of such validly tendered Old Notes having such Acceptance Priority Level on a pro rata basis, and any validly tendered Old Notes having a lower Acceptance Priority Level will not be accepted for exchange.

The Exchange Offers will expire at 11:59 p.m. (New York City time) on March 11, 2015, unless extended by Verizon (the “Expiration Date”). The Total Exchange Price for each series of Old Notes, as well as the coupon rate for each series of New Notes, will be calculated at 11:00 a.m. (New York City time) on February 25, 2015, unless extended by Verizon (the “Price Determination Date”).

Eligible Holders that validly tender and do not validly withdraw their Old Notes at or prior to 5:00 p.m. (New York City time) on February 25, 2015 (unless extended by Verizon, the “Early Participation Date”) will be eligible to receive the applicable Total Exchange Price, which includes the applicable Early Participation Payment. Eligible Holders of Old Notes who validly tender after the Early Participation Date, but at or prior to the Expiration Date, will be eligible to receive the applicable Exchange Price, which is the applicable Total Exchange Price minus the applicable Early Participation

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Payment (the “Exchange Price”). For each series of Old Notes, the Total Exchange Price and Exchange Price will be paid as specified below.

Tenders of Old Notes in the Exchange Offers may be validly withdrawn at any time at or prior to 5:00 p.m. (New York City time) on February 25, 2015, unless extended by Verizon (the “Withdrawal Date”), but not thereafter, unless additional withdrawal rights are required by law. Subject to applicable law, Verizon, in its sole discretion, may extend the Early Participation Date or the Expiration Date for any reason, with or without extending the Withdrawal Date.

The “Total Exchange Price” for each $1,000 principal amount of each series of Old Notes tendered for exchange, and accepted by Verizon, will be equal to the price (rounded to the nearest cent per $1,000 principal amount of Old Notes), determined in accordance with standard market practice, as described in the Offering Memorandum, that equates to the yield to maturity (the “Exchange Offer Yield”) equal to the sum of:

(i)	the yield, as calculated by the lead dealer managers for the Exchange Offers in accordance with standard market practice, that equates to the bid-side price of the Reference U.S. Treasury Security specified in the corresponding tables above for such series of Old Notes appearing at the Price Determination Date on the Bloomberg reference page specified in the corresponding tables above for such series of Old Notes (or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous) plus

(ii)	the fixed spread specified in the corresponding tables above for such series of Old Notes.

The Total Exchange Price payable by Verizon for each $1,000 principal amount of Old Notes, other than the GTE Debentures, tendered for exchange, and accepted by Verizon, will consist of a principal amount of the applicable series of New Notes equal to the applicable Total Exchange Price. The Total Exchange Price payable by Verizon for each $1,000 principal amount of GTE Debentures tendered for exchange, and accepted by us, will consist of:

•	the Cash Amount, plus

•	the principal amount of New Notes due 2048 equal to (a) the Total Exchange Price for the GTE Debentures minus (b) the Cash Amount.

The Exchange Prices will be paid in the same manner as the Total Exchange Prices except that the principal amount of applicable New Notes will be reduced by the applicable Early Participation Payment. The Exchange Price payable by us for each $1,000 principal amount of GTE Debentures tendered for exchange, and accepted by us, will consist of:

•	the Cash Amount, plus

•	the principal amount of New Notes due 2048 equal to (a) the Total Exchange Price for the GTE Debentures minus (b) the Early Participation Payment and (c) the Cash Amount.

In addition to the applicable Total Exchange Price or applicable Exchange Price, Eligible Holders whose Old Notes are accepted for exchange will be paid accrued and unpaid interest on such Old Notes to, but not including, the Settlement Date.

Each series of New Notes will bear interest at a rate per annum equal to the sum of (i) the yield of the applicable Reference U.S. Treasury Security, as calculated by the lead dealer managers in accordance

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with standard market practice, that equates to the bid-side price of such applicable Reference U.S. Treasury Security appearing at the Price Determination Date on the applicable Bloomberg reference page, or any other recognized quotation source selected by the lead dealer managers in their sole discretion if such quotation report is not available or manifestly erroneous, plus (ii) the applicable spread for such series of New Notes, such sum rounded to the third decimal place when expressed as a percentage. The applicable Reference U.S. Treasury Security, applicable Bloomberg reference page and applicable spread for each series of New Notes are as follows:

New Notes	Reference U.S. Treasury Security	Bloomberg Reference Page	Spread (basis points)
New Notes due 2036	3.125% due 8/15/44	FIT1	+170
New Notes due 2048	3.125% due 8/15/44	FIT1	+195
New Notes due 2055	3.125% due 8/15/44	FIT1	+210

Consummation of the Exchange Offers is subject to the satisfaction of certain conditions, including certain customary conditions, including the absence of certain adverse legal and market developments and the Accounting Treatment Condition (as described in the Offering Memorandum). No Exchange Offer is conditioned upon any minimum amount of Old Notes being tendered or the consummation of any other Exchange Offer, and, subject to applicable law, each Exchange Offer may be amended, extended or terminated individually.

The “Settlement Date” for the Exchange Offers will be promptly following the Expiration Date and is expected to be March 13, 2015, which is the second business day after the Expiration Date. Verizon will not receive any cash proceeds from the Exchange Offers.

The Exchange Offers are being extended only (1) to holders of Old Notes that are “Qualified Institutional Buyers” as defined in Rule 144A under the U.S. Securities Act of 1933, as amended (the “U.S. Securities Act”), in a private transaction in reliance upon the exemption from the registration requirements of the U.S. Securities Act provided by Section 4(a)(2) thereof and (2) outside the United States, to holders of Old Notes other than “U.S. persons” (as defined in Rule 902 under Regulation S of the U.S. Securities Act) and who are not acquiring New Notes for the account or benefit of a U.S. person, in offshore transactions in compliance with Regulation S under the U.S. Securities Act, and who are “Non-U.S. qualified offerees” (as defined in the Offering Memorandum) (each of the foregoing, an “Eligible Holder”), and in each case who have certified in an eligibility letter certain matters to Verizon, including the above status. Only Eligible Holders who have completed and returned an eligibility letter are authorized to receive the Offering Memorandum and to participate in the Exchange Offers. Holders of Old Notes who desire a copy of the eligibility letter may contact Global Bondholder Services Corporation toll-free at (866) 470-3800 or at (212) 430-3774 (banks and brokerage firms). Holders may also obtain and complete an electronic copy of the eligibility letter on the following website maintained by Global Bondholder Services: http://gbsc-usa.com/eligibility/verizon

Eligible Holders are advised to check with any bank, securities broker or other intermediary through which they hold Old Notes as to when such intermediary needs to receive instructions from an Eligible Holder in order for that Eligible Holder to be able to participate in, or (in the circumstances in which revocation is permitted) revoke their instruction to participate in, the Exchange Offers before the deadlines specified herein and in the Offering Memorandum. The deadlines set by each clearing system for the submission and withdrawal of exchange instructions will also be earlier than the relevant deadlines specified herein and in the Offering Memorandum.

If and when issued, the New Notes will not be registered under the U.S. Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act and

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any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and only to such persons and in such jurisdictions as is permitted under applicable law.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These statements are based on our estimates and assumptions and are subject to risks and uncertainties. Forward-looking statements include the information concerning our possible or assumed future results of operations. Forward-looking statements also include those preceded or followed by the words “anticipates,” “believes,” “estimates,” “hopes” or similar expressions. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors, along with those discussed in our filings with the Securities and Exchange Commission (the “SEC”), could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: adverse conditions in the U.S. and international economies; the effects of competition in the markets in which we operate; material changes in technology or technology substitution; disruption of our key suppliers’ provisioning of products or services; changes in the regulatory environment in which we operate, including any increase in restrictions on our ability to operate our networks; breaches of network or information technology security, natural disasters, terrorist attacks or acts of war or significant litigation and any resulting financial impact not covered by insurance; our high level of indebtedness; an adverse change in the ratings afforded our debt securities by nationally accredited ratings organizations or adverse conditions in the credit markets affecting the cost, including interest rates, and/or availability of further financing; material adverse changes in labor matters, including labor negotiations, and any resulting financial and/or operational impact; significant increases in benefit plan

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costs or lower investment returns on plan assets; changes in tax laws or treaties, or in their interpretation; changes in accounting assumptions that regulatory agencies, including the SEC, may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; and the inability to implement our business strategies.